                                     EXHIBIT 24

                                  POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints J. Allen Fears and David K. Moskowitz, as his true and lawful attorneys-in-fact and agents, each acting alone, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 (and, if any, any and all amendments, including pre-effective and post-effective amendments thereto) in relation to an issuance by EchoStar Communications Corporation (the "Corporation") of up to 55,000 shares of the Corporation's Class A Common Stock pursuant to the Corporation's 401(k) Employees' Savings Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, with full powers and authority to do all such other acts and execute all such other documents as he may deem necessary or desirable in connection with the foregoing, as fully as if the undersigned might or could do in person, hereby ratifying and confirming that all such attorneys-in-fact and agents, each acting alone, may lawfully do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed by the following persons in the capacities indicated as of March 7, 1997.

         Signature                          Title
         ---------                          -----

/s/ CHARLES W. ERGEN               Chief Executive Officer, Chairman and
---------------------------------  Director (Principal Executive Officer)
Charles W. Ergen


/s/ STEVEN B. SCHAVER              Chief Financial Officer and
---------------------------------  Chief Operating Officer
Steven B. Schaver                  (Principal Financial Officer)


/s/ J. ALLEN FEARS                 Vice President and Treasurer
---------------------------------  (Principal Accounting Officer)
J. Allen Fears


/s/ R. SCOTT ZIMMER                Vice Chairman and Director
---------------------------------
R. Scott Zimmer


/s/ JAMES DEFRANCO                 Executive Vice President and Director
---------------------------------
James DeFranco


/s/ RAYMOND L. FRIEDLOB            Director
---------------------------------
Raymond L. Friedlob


/s/ ALAN M. ANGELICH               Director
---------------------------------
Alan M. Angelich